UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2017

Central Index Key Number of the issuing entity: 0001723306

Morgan Stanley Capital I Trust 2017-HR2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-13	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 22, 2017, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2017-HR2, Commercial Mortgage Pass-Through Certificates, Series 2017-HR2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on December 22, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 42 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated December 12, 2017, between the Registrant and MSMCH; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated December 12, 2017, between the Registrant and CREFI; certain of the Mortgage Loans were acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated December 12, 2017, between the Registrant, SMF III and Starwood Mortgage Capital LLC; and certain of the Mortgage Loans were acquired by the Registrant from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated December 12, 2017, between the Registrant and AREF.

The assets of the Issuing Entity include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Extra Space Self Storage Portfolio	N/A	Exhibit 99.5
The Woods	N/A	Exhibit 99.6
Baybrook Lifestyle and Power Center	N/A	Exhibit 99.7
Harmon Corner	Exhibit 4.2	Exhibit 99.8
150 West Jefferson	N/A	Exhibit 99.9
One Ally Center	Exhibit 4.3	Exhibit 99.10
Kirkwood Plaza	(1)	Exhibit 99.11
The View at Marlton	Exhibit 4.4	Exhibit 99.12
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
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The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and The Williams Capital Group, L.P. (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 12, 2017, between the Registrant, the Dealers, as underwriters, and MSMCH, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of December 12, 2017, between the Registrant, the Dealers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2017 and filed with the Securities and Exchange Commission on December 22, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $815,467,000, on December 22, 2017. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,503,536, were approximately $873,629,118. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, $0 in the form of fees were paid to the Underwriters, $125,000 were paid to or for the Underwriters and $5,278,536 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $127,270,074, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206582) was originally declared effective on December 9, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The RR Certificates were sold to the Retaining Party for $47,808,932.90 (representing 5.00132% of the fair value of all classes of certificates (other than the Class R certificates), based on actual sale prices and finalized tranche sizes) pursuant to the Credit Risk Retention Agreement. The Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $47,796,268.70 (representing 5.0% of the aggregate fair value of all classes of certificates (other than the Class R certificates)), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated December 6, 2017 and as filed with the Securities and Exchange Commission on December 6, 2017 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph, except that the fair value of each class of RR Certificates was based on a targeted discount yield of 13.8602% rather than 14.3500% as disclosed in the preliminary prospectus; however, the fair value and range of fair values of each class of RR Certificates disclosed in the preliminary prospectus was based on a targeted discount yield of 13.8602%.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
	1.1	Underwriting Agreement, dated as of December 12, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and The Williams Capital Group, L.P.
	4.1	Pooling and Servicing Agreement, dated as of December 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
	4.2	Pooling and Servicing Agreement, dated as of December 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Harmon Corner Whole Loan.
	4.3	Pooling and Servicing Agreement, dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the One Ally Center Whole Loan.
	4.4	Pooling and Servicing Agreement, dated as of November 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, relating to The View at Marlton Whole Loan.
	5.1	Legality Opinion of Sidley Austin LLP, dated December 22, 2017.
	8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 22, 2017 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 13, 2017.
	99.1	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
	99.2	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc. and Citi Real Estate Funding Inc..
	99.3	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

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99.4	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.5	Agreement Between Note Holders, dated as of December 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, relating to the Extra Space Self Storage Portfolio Whole Loan.
99.6	Agreement Between Note Holders, dated as of December 4, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and Citi Real Estate Funding Inc., as initial note A-3 holder, relating to The Woods Whole Loan.
99.7	Agreement Between Note Holders, dated as of December 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Bank, N.A., as initial note A-4 holder, relating to the Baybrook Lifestyle and Power Center Whole Loan.
99.8	Co-Lender Agreement, dated as of November 29, 2017, between Cantor Commercial Real Estate Lending, L.P., as note A-1 holder, note A-2 holder, note A-3 holder and note A-4 holder, and Citi Real Estate Funding Inc., as note A-5 holder and note A-6 holder, relating to the Harmon Corner Whole Loan.
99.9	Co-Lender Agreement, dated as of November 8, 2017, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, and Starwood Mortgage Capital LLC, as initial note A-2 holder, relating to the 150 West Jefferson Whole Loan.
99.10	Co-Lender Agreement, dated as of November 20, 2017, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, and Starwood Mortgage Capital LLC, as initial note A-2 holder, relating to the One Ally Center Whole Loan.
99.11	Agreement Between Note Holders, dated as of December 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Kirkwood Plaza Whole Loan.
99.12	Agreement Between Note Holders, dated as of November 6, 2017, by and between SPREF WH II LLC, as initial note A-1 holder, and SPREF WH II LLC, as initial note A-2 holder, relating to The View at Marlton Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ George Kok
Name: George Kok
Title: Chief Executive Officer & President

Dated:  December 22, 2017

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 12, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and The Williams Capital Group, L.P.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Harmon Corner Whole Loan.
4.3	Pooling and Servicing Agreement, dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the One Ally Center Whole Loan.
4.4	Pooling and Servicing Agreement, dated as of November 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, relating to The View at Marlton Whole Loan.
5.1	Legality Opinion of Sidley Austin LLP, dated December 22, 2017.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 22, 2017 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 13, 2017.
99.1	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc. and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

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99.4	Mortgage Loan Purchase Agreement, dated December 12, 2017, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.5	Agreement Between Note Holders, dated as of December 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, relating to the Extra Space Self Storage Portfolio Whole Loan.
99.6	Agreement Between Note Holders, dated as of December 4, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and Citi Real Estate Funding Inc., as initial note A-3 holder, relating to The Woods Whole Loan.
99.7	Agreement Between Note Holders, dated as of December 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Bank, N.A., as initial note A-4 holder, relating to the Baybrook Lifestyle and Power Center Whole Loan.
99.8	Co-Lender Agreement, dated as of November 29, 2017, between Cantor Commercial Real Estate Lending, L.P., as note A-1 holder, note A-2 holder, note A-3 holder and note A-4 holder, and Citi Real Estate Funding Inc., as note A-5 holder and note A-6 holder, relating to the Harmon Corner Whole Loan.
99.9	Co-Lender Agreement, dated as of November 8, 2017, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, and Starwood Mortgage Capital LLC, as initial note A-2 holder, relating to the 150 West Jefferson Whole Loan.
99.10	Co-Lender Agreement, dated as of November 20, 2017, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, and Starwood Mortgage Capital LLC, as initial note A-2 holder, relating to the One Ally Center Whole Loan.
99.11	Agreement Between Note Holders, dated as of December 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Kirkwood Plaza Whole Loan.
99.12	Agreement Between Note Holders, dated as of November 6, 2017, by and between SPREF WH II LLC, as initial note A-1 holder, and SPREF WH II LLC, as initial note A-2 holder, relating to The View at Marlton Whole Loan.

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